UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : April 26, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-04             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On April 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 26, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 30, 2004              By:   /s/  Mary R. Fonti
                                        ---------------------------------------
                                         Mary R. Fonti
                                         Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 26, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 26, 2004




                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2004-BC1
                                Statement to Certificate Holders
                                      April 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      215,128,000.00   215,128,000.00   2,352,689.55     211,363.26    2,564,052.81      0.00      0.00      212,775,310.45
A1B       11,322,000.00    11,322,000.00           0.00      12,822.17       12,822.17      0.00      0.00       11,322,000.00
A2       206,675,000.00   206,675,000.00   3,147,366.57     204,608.25    3,351,974.82      0.00      0.00      203,527,633.43
M1        34,125,000.00    34,125,000.00           0.00      40,950.00       40,950.00      0.00      0.00       34,125,000.00
M2        27,563,000.00    27,563,000.00           0.00      44,652.06       44,652.06      0.00      0.00       27,563,000.00
M3         9,188,000.00     9,188,000.00           0.00      16,469.49       16,469.49      0.00      0.00        9,188,000.00
B1        14,438,000.00    14,438,000.00           0.00      30,211.52       30,211.52      0.00      0.00       14,438,000.00
B2         6,561,000.00     6,561,000.00           0.00      18,895.68       18,895.68      0.00      0.00        6,561,000.00
R                100.00           100.00         100.00           0.10          100.10      0.00      0.00                0.00
C                  0.00             0.00           0.00   1,508,700.40    1,508,700.40      0.00      0.00                0.00
P                  0.00             0.00           0.00      22,168.14       22,168.14      0.00      0.00                0.00
TOTALS   525,000,100.00   525,000,100.00   5,500,156.12   2,110,841.07    7,610,997.19      0.00      0.00      519,499,943.88

X        525,000,000.00   525,000,000.00           0.00     875,000.00      875,000.00      0.00      0.00      486,001,117.63
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A     84751PBV0     1,000.00000000     10.93623122     0.98250000      11.91873122      989.06376878       A1A     1.310000 %
A1B     84751PBW8     1,000.00000000      0.00000000     1.13250044       1.13250044    1,000.00000000       A1B     1.510000 %
A2      84751PBX6     1,000.00000000     15.22857903     0.99000000      16.21857903      984.77142097       A2      1.320000 %
M1      84751PBZ1     1,000.00000000      0.00000000     1.20000000       1.20000000    1,000.00000000       M1      1.600000 %
M2      84751PCA5     1,000.00000000      0.00000000     1.62000000       1.62000000    1,000.00000000       M2      2.160000 %
M3      84751PCB3     1,000.00000000      0.00000000     1.79250000       1.79250000    1,000.00000000       M3      2.390000 %
B1      84751PCC1     1,000.00000000      0.00000000     2.09250035       2.09250035    1,000.00000000       B1      2.790000 %
B2      84751PCD9     1,000.00000000      0.00000000     2.88000000       2.88000000    1,000.00000000       B2      3.840000 %
R       84751PCE7     1,000.00000000  1,000.00000000     1.00000000   1,001.00000000        0.00000000       R       1.310000 %
TOTALS                1,000.00000000     10.47648585     4.02064889      14.49713474      989.52351415

X       84751PBY4     1,000.00000000      0.00000000     1.66666667       1.66666667      925.71641453       X       2.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)   Scheduled Principal                                                                           422,407.86
                     Principal Prepayments                                                                       5,077,748.26
                     Group 1 Repurchased Principal                                                                       0.00
                     Group 2 Repurchased Principal                                                                       0.00
                     Extra Principal Distribution Amount                                                                 0.00
                     Prepayment Penalties                                                                           22,168.14

Section 4.05(a)(v)   Total Beginning Number of Loans                                                                    3,355
                     Total Beginning Collateral Balance                                                        525,008,837.25
                     Total Ending Number of Loans                                                                       3,329
                     Total Ending Collateral Balance                                                           519,508,681.13

Section 4.05(a)(v)   Group 1 Beginning Number of Loans                                                                  1,803
                     Group 1 Beginning Collateral Balance                                                      277,420,606.81
                     Group 1 Ending Number of Loans                                                                     1,792
                     Group 1 Ending Collateral Balance                                                         275,067,817.26

Section 4.05(a)(v)   Group 2 Beginning Number of Loans                                                                  1,552
                     Group 2 Beginning Collateral Balance                                                      247,588,230.44
                     Group 2 Ending Number of Loans                                                                     1,537
                     Group 2 Ending Collateral Balance                                                         244,440,863.87

Section 4.05(a)      O/C Amount                                                                                      8,737.25
                     Targeted O/C Amount                                                                                 0.00
                     O/C Deficiency Amount                                                                               0.00
                     O/C Release Amount                                                                                  0.00
                     Monthly Excess Interest                                                                     1,508,700.40
                     Monthly Excess Cash Flow Amount                                                             1,508,700.40

Section 4.05(a)(vi)  Servicing Fee                                                                                 218,761.67

Section 4.05(a)(viii)Current Advances                                                                                    0.00

Section 4.05(a)(ix)  Cumulative Realized Loss Amount                                                                     0.00

                     Cumulative Class M1 Applied Realized Loss Amount                                                    0.00
                     Cumulative Class M2 Applied Realized Loss Amount                                                    0.00
                     Cumulative Class M3 Applied Realized Loss Amount                                                    0.00
                     Cumulative Class B1 Applied Realized Loss Amount                                                    0.00
                     Cumulative Class B2 Applied Realized Loss Amount                                                    0.00

Section 4.05(a)(x)   Current Realized Loss Amount                                                                        0.00
                     Current Class M1 Applied Realized Loss Amount                                                       0.00
                     Current Class M2 Applied Realized Loss Amount                                                       0.00
                     Current Class M3 Applied Realized Loss Amount                                                       0.00
                     Current Class B1 Applied Realized Loss Amount                                                       0.00
                     Current Class B2 Applied Realized Loss Amount                                                       0.00

Section 4.05(a)(xi)                       Loans Delinquent
                      Group 1
                                                                Principal
                      Category              Number                Balance               Percentage
                      1 Month                        19             3,044,243.87                  1.11 %
                      2 Month                         2               238,508.63                  0.09 %
                      3 Month                         0                     0.00                  0.00 %
                      Total                      21                 3,282,752.50                  1.20 %
                      Group 2
                                                                Principal
                      Category              Number                Balance               Percentage
                      1 Month                        11             1,967,874.54                  0.81 %
                      2 Month                         4               510,708.45                  0.21 %
                      3 Month                         0                     0.00                  0.00 %
                      Total                         15             2,478,582.99                  1.02 %

                      Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                       Loans in Foreclosure
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Section 4.05(a)(xi)                       Loans in Bankruptcy
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Section 4.05(a)(xiii)                     Loans in REO
                      Group 1
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %
                      Group 2
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Section 4.05(a)(xv)  Has the Step Down Trigger Occurred?                                                                   NO

                     Rolling 3 Month Prior Delinquency Percentage                                                         N/A

                     Cumulative Realized Losses as a Percentage of Original Collateral Balance                       0.0000 %

Section 4.05(a)(xvi) Class A1A Interest Carryforward Amount                                                              0.00
                     Class A1B Interest Carryforward Amount                                                              0.00
                     Class A2 Interest Carryforward Amount                                                               0.00
                     Class M1 Interest Carryforward Amount                                                               0.00
                     Class M2 Interest Carryforward Amount                                                               0.00
                     Class M3 Interest Carryforward Amount                                                               0.00
                     Class B1 Interest Carryforward Amount                                                               0.00
                     Class B2 Interest Carryforward Amount                                                               0.00
                     Class R Interest Carryforward Amount                                                                0.00

Section 4.05(a)(xvii)Class A1A Interest Carryover Amount Paid                                                            0.00
                     Class A1B Interest Carryover Amount Paid                                                            0.00
                     Class A2 Interest Carryover Amount Paid                                                             0.00
                     Class M1 Interest Carryover Amount Paid                                                             0.00
                     Class M2 Interest Carryover Amount Paid                                                             0.00
                     Class M3 Interest Carryover Amount Paid                                                             0.00
                     Class B1 Interest Carryover Amount Paid                                                             0.00
                     Class B2 Interest Carryover Amount Paid                                                             0.00
                     Class R Interest Carryover Amount Paid                                                              0.00

Section 4.05(a)(xx)  Credit Risk Manager Fee Paid                                                                    6,562.61

Section 4.05(a)      Weighted Average Mortgage Rate for All Loans                                                    7.2890 %

                     Weighted Average Term to Maturity Group 1                                                            349
                     Weighted Average Term to Maturity Group 2                                                            346

Section 4.05(a)      Total Class Interest Accrual Relief Act Reduction                                                   0.00
                     Class A1A Interest Accrual Relief Act Reduction                                                     0.00
                     Class A1B Interest Accrual Relief Act Reduction                                                     0.00
                     Class A2 Interest Accrual Relief Act Reduction                                                      0.00
                     Class M1 Interest Accrual Relief Act Reduction                                                      0.00
                     Class M2 Interest Accrual Relief Act Reduction                                                      0.00
                     Class M3 Interest Accrual Relief Act Reduction                                                      0.00
                     Class B1 Interest Accrual Relief Act Reduction                                                      0.00
                     Class B2 Interest Accrual Relief Act Reduction                                                      0.00
                     Class R Interest Accrual Relief Act Reduction                                                       0.00

Section 4.05(a)      Net Prepayment Interest Shortfalls                                                                  0.00
                     Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                     Class A1B Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                     Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                     Class R Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00

                     Beginning Cap Contract Balance                                                            525,000,000.00
                     Current Period Cap Contract Amount                                                                  0.00
                     Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                   0.00
                     Cap Contract Amount Paid to C Class                                                                 0.00
                     Ending Cap Contract Balance                                                               519,880,888.93

Section 4.05(a)      Class A1A Interest Carryover Amount                                                                 0.00
                     Class A1A Unpaid Interest Carryover Amount                                                          0.00

Section 4.05(a)      Class A1B Interest Carryover Amount                                                                 0.00
                     Class A1B Unpaid Interest Carryover Amount                                                          0.00

Section 4.05(a)      Class A2 Interest Carryover Amount                                                                  0.00
                     Class A2 Unpaid Interest Carryover Amount                                                           0.00

                     Class M1 Interest Carryover Amount                                                                  0.00
                     Class M1 Unpaid Interest Carryover Amount                                                           0.00

                     Class M2 Interest Carryover Amount                                                                  0.00
                     Class M2 Unpaid Interest Carryover Amount                                                           0.00

                     Class M3 Interest Carryover Amount                                                                  0.00
                     Class M3 Unpaid Interest Carryover Amount                                                           0.00

                     Class B1 Interest Carryover Amount                                                                  0.00
                     Class B1 Unpaid Interest Carryover Amount                                                           0.00

                     Class B2 Interest Carryover Amount                                                                  0.00
                     Class B2 Unpaid Interest Carryover Amount                                                           0.00

                     Class R Interest Carryover Amount                                                                   0.00
                     Class R Unpaid Interest Carryover Amount                                                            0.00

Section 4.05(a)      Available Funds                                                                             8,463,829.04
                     Interest Remittance Amount                                                                  2,963,672.92
                     Principal Remittance Amount                                                                 5,500,156.12

Sec 4.06(ii) Class C Distributable Amount                                                                        1,508,700.40

Interest Earnings on Certificate Account Paid to Seller                                                                  0.00


                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.